 EXHIBIT 99.1

NEWS RELEASE

CONTACT: Michael Budnitsky

Chief Financial Officer

818-591-9800

UNICO AMERICAN CORPORATION REPORTS

FOURTH QUARTER AND FULL YEAR 2018 FINANCIAL RESULTS

Calabasas, CA, February 28, 2019 – Unico American Corporation (NASDAQ – “UNAM”) (“Unico,” the “Company”), announced today its consolidated financial results for the three and twelve months ended December 31, 2018. For the three months ended December 31, 2018, revenues were $8.0 million and net loss was $0.5 million ($0.09 diluted loss per share) compared with revenues of $9.3 million and net loss of $2.8 million ($0.52 diluted loss per share) for the three months ended December 31, 2017. For the twelve months ended December 31, 2018, revenues were $33.6 million and net loss was $3.2 million ($0.60 diluted loss per share) compared with revenue of $36.8 million and net loss of $8.7 million ($1.64 diluted loss per share) for the twelve months ended December 31, 2017.

Stockholders’ equity was $55.9 million as of December 31, 2018, or $10.54 per common share including net unrealized after-tax investment losses of $1.1 million, compared to stockholders’ equity of $59.9 million as of December 31, 2017, or $11.30 per common share including net unrealized after-tax investment losses of $0.2 million.

About Unico

Headquartered in Calabasas, California, Unico is an insurance holding company that underwrites property and casualty insurance through its insurance company subsidiary; provides property, casualty and health insurance through its agency subsidiaries; and through its other subsidiaries provides insurance premium financing and membership association services. Unico has conducted the majority of its operations through its subsidiary, Crusader Insurance Company, since 1985. For more information concerning Crusader Insurance Company, please visit the Crusader’s Web site at www.crusaderinsurance.com.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended (or “the Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (or “the Exchange Act”). In this context, forward-looking statements are not historical facts and include statements about the Company plans, objectives, beliefs and expectations. Forward-looking statements include statements preceded by, followed by, or that include the words “believes,” “expects,” “anticipates,” “seeks,” “plans,” “estimates,” “intends,” “projects,” “targets,” “should,” “could,” “may,” “will,” “can,” “can have,” “likely,” the negatives thereof or similar words and expressions.

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Forward-looking statements are only predictions and are not guarantees of future performance. These statements are based on current expectations and assumptions involving judgments about, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the Company’s control. These predictions are also affected by known and unknown risks, uncertainties and other factors that may cause the Company’s actual results to be materially different from those expressed or implied by any forward-looking statement. Many of these factors are beyond the Company’s ability to control or predict. The Company’s actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors. Such factors include, but are not limited to, failure to meet minimum capital and surplus requirements; vulnerability to significant catastrophic property loss; a change in accounting standards issued by the Financial Accounting Standards Board; ability to adjust claims accurately; insufficiency of loss and loss adjustment expense reserves to cover future losses; changes in federal or state tax laws; ability to realize deferred tax assets; ability to accurately underwrite risks and charge adequate premium; ability to obtain reinsurance or collect from reinsurers and or losses in excess of reinsurance limits; extensive regulation and legislative changes; reliance on subsidiaries to satisfy obligations; downgrade in financial strength rating by A.M. Best; changes in interest rates; investments subject to credit, prepayment and other risks; geographic concentration; reliance on independent insurance agents and brokers; insufficient reserve for doubtful accounts; litigation; enforceability of exclusions and limitations in policies; reliance on information technology systems; single operating location; ability to prevent or detect acts of fraud with disclosure controls and procedures; change in general economic conditions; dependence on key personnel; ability to attract, develop and retain employees and maintain appropriate staffing levels; insolvency, financial difficulties, or default in performance of obligations by parties with significant contracts or relationships; ability to effectively compete; maximization of long-term value and no focus on short-term earnings expectations; control by a small number of shareholders; limited trading of stock; failure to maintain effective system of internal controls; and difficulty in effecting a change of control or sale of any subsidiaries.

Please see Part I - Item 1A – “Risk Factors” in the Company’s 2017 Annual Report on Form 10-K as filed with the U.S. Securities and Exchange Commission (“SEC”), as well as other documents the Company files with the SEC from time-to-time, for other important factors that could cause the Company’s actual results to differ materially from its current expectations and from the forward-looking statements discussed herein. Because of these and other risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. In addition, these statements speak only as of the date of this press release and, except as may be required by law, the Company undertakes no obligation to revise or update publicly any forward-looking statements for any reason.

Financial Tables Follow –

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  UNICO AMERICAN CORPORATION

AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

($ in thousands)

	December 31	December 31
	2018	2017
	(Unaudited)
ASSETS
Investments
Available-for-sale:
Fixed maturities, at fair value (amortized cost: December 31, 2018 $78,303; December 31, 2017 $58,153)	$76,910	$57,849
Held-to-maturity:
Fixed maturities, at amortized cost (fair value: December 31, 2018 $7,126; December 31, 2017 $28,098)	7,126	28,098
Short-term investments, at fair value	4,691	1,848
Total Investments	88,727	87,795
Cash, cash equivalents, and restricted cash	4,918	9,366
Accrued investment income	394	491
Receivables, net	3,933	6,006
Reinsurance recoverable:
Paid losses and loss adjustment expenses	(1)	127
Unpaid losses and loss adjustment expenses	9,532	8,394
Deferred policy acquisition costs	3,490	4,163
Property and equipment, net	9,561	10,015
Deferred income taxes	4,375	3,381
Other assets	688	561
Total Assets	$125,617	$130,299

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
Unpaid losses and loss adjustment expenses	$51,657	$49,077
Unearned premiums	15,965	18,768
Advance premium and premium deposits	234	208
Accrued expenses and other liabilities	1,845	2,301
Total Liabilities	$69,701	$70,354

Commitments and contingencies

STOCKHOLDERS' EQUITY
Common stock, no par – authorized 10,000,000 shares; 5,307,103 and 5,307,133 shares issued and outstanding at December 31, 2018, and at December 31, 2017, respectively	$3,773	$3,773
Accumulated other comprehensive loss	(1,100)	(240)
Retained earnings	53,243	56,412
Total Stockholders’ Equity	$55,916	$59,945

Total Liabilities and Stockholders' Equity	$125,617	$130,299

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 UNICO AMERICAN CORPORATION

AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

($ in thousands, except per share)

	Three Months Ended		Twelve Months Ended
	December 31		December 31
	2018	2017	2018	2017
	(Unaudited)	(Unaudited)	(Unaudited)
REVENUES
Insurance company operation:
Net premium earned	$6,786	$8,034	$28,755	$32,343
Investment income	523	505	1,908	1,290
Net realized investment gains	—	—	—	1
Other income	72	94	366	338
Total Insurance Company Revenues	7,381	8,633	31,029	33,972

Other insurance operations:
Gross commissions and fees	573	646	2,429	2,744
Investment income	—	1	—	1
Finance fees earned	47	17	145	75
Other income	—	—	10	—
Total Revenues	8,001	9,297	33,613	36,792

EXPENSES
Losses and loss adjustment expenses	5,188	6,139	23,558	30,491
Policy acquisition costs	1,397	1,521	5,909	6,464
Salaries and employee benefits	1,035	1,309	4,593	5,844
Commissions to agents/brokers	51	39	176	166
Other operating expenses	920	1,115	3,303	3,707
Total Expenses	8,591	10,123	37,539	46,672

Loss before taxes	(590)	(826)	(3,926)	(9,880)
Income tax expense (benefit)	(121)	1,950	(757)	(1,155)
Net Loss	$(469)	$(2,776)	$(3,169)	$(8,725)

PER SHARE DATA:
Basic
Loss per share	$(0.09)	$(0.52)	$(0.60)	$(1.64)
Weighted average shares	5,307,103	5,307,133	5,307,121	5,307,133
Diluted
Loss per share	$(0.09)	$(0.52)	$(0.60)	$(1.64)
Weighted average shares	5,307,103	5,307,133	5,307,121	5,307,133

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UNICO AMERICAN CORPORATION

AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

($ in thousands)

	Twelve Months Ended
	December 31
	2018	2017
	(Unaudited)
Cash flows from operating activities:
Net loss	$(3,169)	$(8,725)
Adjustments to reconcile net loss to net cash from operations:
Depreciation and amortization	(153)	518
Bond amortization, net	201	(664)
Non-cash stock based compensation	—	12
Net realized investment gains	—	(1)
Bad debt expense	24	16
Changes in assets and liabilities:
Net receivables and accrued investment income	2,146	(319)
Reinsurance recoverable	(1,010)	1,261
Deferred policy acquisition costs	673	269
Other assets	(123)	400
Unpaid losses and loss adjustment expenses	2,580	2,021
Unearned premiums	(2,803)	(607)
Advance premium and premium deposits	26	(16)
Accrued expenses and other liabilities	(456)	(360)
Income taxes current/deferred	(769)	(828)
Net Cash Used by Operating Activities	(2,833)	(7,023)

Cash flows from investing activities:
Purchase of fixed maturity investments	(25,633)	(60,292)
Proceeds from maturity of fixed maturity investments	24,984	53,936
Proceeds from sale or call of fixed maturity investments	1,270	1,142
Net increase in short-term investments	(2,843)	(750)
Changes in property and equipment	607	(250)
Net Cash Used by Investing Activities	(1,615)	(6,214)

Cash flows from financing activities:
Repurchase of common stock	—	—
Net Cash Used by Financing Activities	—	—

Net decrease in cash, cash equivalents, and restricted cash	(4,448)	(13,237)
Cash, cash equivalents, and restricted cash at beginning of period	9,366	22,603
Cash, Cash Equivalents, and Restricted Cash at End of Period	$4,918	$9,366

Supplemental Cash Flow Information
Cash paid during the period for:
Interest	—	—
Income taxes	$9	$9

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